UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2014

Columbia Real Estate Equity Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

President's Message

Note: Effective January 1, 2015, Christopher O. Petersen will serve as the President of the Columbia Funds, replacing J. Kevin Connaughton. Mr. Petersen has served as a Fund officer since 2007.

Dear Shareholders,

People invest for different reasons, though typically based on a desire for one or more outcomes, e.g., generating an appropriate income stream in retirement, navigating a changing interest rate environment, maximizing after-tax returns, growing assets to achieve financial goals, or easing the impact of volatile markets. Achieving these desired outcomes can be particularly challenging given the unpredictability of complex global markets. To continue to effectively deliver solutions that help clients achieve desired outcomes, an asset manager must have the resources and investment framework to meaningfully embody a global perspective.

With this in mind, I thought it important to highlight excerpts from a piece written by Jeffrey L. Knight, Global Head of Investment Solutions and Asset Allocation, in which he touches on some of these issues emphasizing the importance of maintaining a diversified portfolio with the flexibility to adapt to changing market conditions.

I encourage you to read the article in its entirety. To access the full article and for other insights on current market events and investment opportunities, please visit the Columbia Management blog at columbiamanagement.com/blog.

On behalf of the Funds, I want to acknowledge the contributions of J. Kevin Connaughton and to thank him for his years of trusted, dedicated service. He has worked tirelessly as an advocate for shareholders and a leader of the Columbia Funds. In taking on this new role, I look forward to continuing the work of Mr. Connaughton, helping build on the strong foundation of the Columbia Funds.

Thank you for your confidence. We look forward to continuing to serve your investment needs for many years to come.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

2015 Outlook: Same song, slightly different arrangement

By Jeffrey L. Knight, Global Head of Investment Solutions and Asset Allocation

Jeffrey L. Knight, CFA, is global head of investment solutions and asset allocation for Columbia Management Investment Advisers, LLC. Mr. Knight leads a team of six portfolio managers responsible for our broad suite of multi-asset strategies including capital allocation, risk allocation, absolute return and total return funds.

What's different in 2015?

As stationary as market conditions have felt lately, circumstances are always evolving. For 2015, while the essential elements of our outlook remain in place, we highlight two important changes in the market environment:

>  The relative value of global equities vs. global bonds actually improved during 2014.

>  Monetary policy around the globe has become desynchronized, with the U.S. Federal Reserve (the Fed) contemplating rate hikes, while the European Central Bank (ECB) and the Bank of Japan (BOJ) intensify their monetary stimulus programs.

In our view, while equities will most likely continue to dominate, the complex interactions of today's conditions elevate the role of dynamic risk management. We argue that investors will need a cross-asset surveillance methodology to detect tactical threats.

Annual Report 2014

President's Message (continued)

Monetary policies diverge

The Fed has given strong signals that economic growth in the United States has reached self-sustaining momentum and no longer needs unconventional efforts to support the expansion. The withdrawal and suspension of large-scale asset purchases was only the first step in the evolution toward policy normalization. In 2015, we expect to see a change in forward guidance and, most likely, the first interest rate increase in years.

These actions stand in stark contrast with the direction of the monetary policies of other central banks as they double down on efforts to support growth and avoid deflation. The Bank of Japan has announced its intention to increase both qualitative and quantitative easing on an enormous scale, expanding purchases of Japanese government bonds (JGBs), exchange-traded funds and real estate investment trusts. They intend to coordinate this with government pension investment fund purchases by shifting into riskier assets through sales of JGBs.

With evidence of deterioration on both the economic and inflation front, the European Central Bank (ECB) also plans to take bolder actions. These include increased purchases of asset-backed securities and covered bonds in both the primary and secondary market, together with the long-term refinancing operations that will steer the ECB's balance sheet higher by €1 trillion.

The latest to jump on the bandwagon was the People's Bank of China (PBOC), which cut its benchmark interest rate for the first time in over two years to support private sector investment, as targeted liquidity injections have had minimal effect on sinking economic growth.

Investment strategy for 2015

We remain convinced that relative value favors stocks over bonds, even though stocks outperformed in 2014. Therefore, you will hear the same recommendation from us for 2015. Equities remain the most important asset class for generating returns.

Within equities, the currency-based advantage of U.S. stocks is offset somewhat by the valuation advantage from overseas equities, notably in Japan. Indeed, economic growth in Japan and Europe are essential ingredients for equities to continue to perform well. If Japanese and European stocks cannot produce gains, then the global economy will probably be stuck in a near recessionary funk.

Devising a strategy to manage risk and stabilize portfolio values in the event that equities do not perform well remains complicated. Bond yields are low enough that they are not likely to offer powerful diversification benefits. We affirm our recommendation for three additional sources of portfolio stability:

>  Non-traditional diversifiers, such as liquid alternatives, alternative beta exposures and absolute return strategies

>  Explicit downside hedges, such as put options (with emphasis on managing the related expense)

>  Flexibility and a methodology for active risk reduction when appropriate (Our cross-asset methodologies should prove valuable in this regard.)

Our overall stance for investment strategy will likely remain in place until the valuation advantage for equities has been priced away, or until the healing process for the global economy reverses.

Please visit columbiamanagement.com/blog to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

The views expressed are as of December 2014, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors. Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not assure a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2014

Columbia Real Estate Equity Fund

Table of Contents

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	16
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	39

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Real Estate Equity Fund

Performance Overview

Performance Summary

>  Columbia Real Estate Equity Fund (the Fund) Class A shares returned 29.08% excluding sales charges for the 12-month period that ended December 31, 2014.

>  The FTSE NAREIT Equity REITs Index returned 30.14% during the same period.

>  Security selection, most notably in office and mixed-use properties, was the primary factor supporting Fund results, while sector allocation had a modest, negative impact on relative performance.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		29.08	15.10	6.99
Including sales charges		21.67	13.75	6.36
Class B	11/01/02
Excluding sales charges		28.14	14.24	6.20
Including sales charges		23.14	14.00	6.20
Class C	10/13/03
Excluding sales charges		28.13	14.23	6.20
Including sales charges		27.13	14.23	6.20
Class I*	09/27/10	29.61	15.60	7.37
Class K*	03/07/11	29.17	15.26	7.15
Class R*	09/27/10	28.78	14.76	6.58
Class R4*	11/08/12	29.31	15.35	7.25
Class R5*	03/07/11	29.50	15.48	7.31
Class W*	09/27/10	29.06	15.11	7.03
Class Z	04/01/94	29.43	15.37	7.26
FTSE NAREIT Equity REITs Index		30.14	16.88	8.31

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/mutual-funds/appended-performance for more information.

The FTSE NAREIT Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Real Estate Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Real Estate Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Arthur Hurley, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at December 31, 2014)
Simon Property Group, Inc.	12.1
Host Hotels & Resorts, Inc.	6.6
Public Storage	6.3
Duke Realty Corp.	5.1
SL Green Realty Corp.	4.9
General Growth Properties, Inc.	4.5
Alexandria Real Estate Equities, Inc.	4.5
ProLogis, Inc.	4.2
Equity Lifestyle Properties, Inc.	3.9
Vornado Realty Trust	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12 months ended December 31, 2014, the Fund's Class A shares returned 29.08% excluding sales charges. The Fund underperformed its benchmark, the FTSE NAREIT Equity REITs Index, which returned 30.14%. Strong security selection, notably among office properties and mixed-use developments, supported the Fund's performance relative to the benchmark. Underweights in real estate investment trusts (REITs) investing in apartments and health care properties, and an overweight in industrial developments modestly hampered results.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. The labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad winter weather, manufacturing activity remained solid, even though it slipped in the final month of the period. The nation's industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground, and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates restrained the sector's recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post-recession high.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed's next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds.

After struggling in 2013, real estate markets got off to a strong start in 2014, generating more than half of their annual return in the first half of the year. REITs outperformed the broad equity market in 2014 by a margin of more than two to one, as investors were drawn to their relatively attractive valuations and ability to increase rental revenues as occupancy rates rose.

Annual Report 2014

Columbia Real Estate Equity Fund

Manager Discussion of Fund Performance (continued)

Contributors and Detractors

In a strong year for REITs, security selection benefited results, notably within the office properties, free-standing, mixed-use developments and manufactured housing segments. Among individual holdings, Equity LifeStyle Properties, which invests in manufactured home communities, was a standout performer. Its share price appreciated as the trust posted strong earnings and issued an optimistic forecast for 2015, raising the potential for a dividend increase. Duke Realty, a mixed-use trust with exposure to both industrial and office properties, also generated a significant return, as occupancy rates remained high and the company delivered solid earnings growth. Duke Realty remains one of the largest overweights in the portfolio relative to the benchmark. A decision not to invest in American Realty Capital Properties, a trust investing in commercial real estate properties, also helped relative results, as its share price fell when questions arose about accounting issues, leading to the resignation of the chief financial officer.

Sector allocation had a modestly negative impact on the Fund's relative performance. Below benchmark exposure to apartment and health care developments and an overweight in industrial, mixed-use and self-storage REITs were the primary detractors. Lodging/resorts, diversified shopping centers and regional malls also hurt relative results. In apartments, the Fund's timing in Equity Residential was less than favorable. The Fund owned Equity Residential both early and late in the 12-month period, but missed out on its gains in the middle of the year. Equity Residential's properties featured high occupancy levels and attractive rental rates. Lack of exposure to Health Care REIT during the year also detracted from relative performance as its share price appreciated sharply.

Looking Ahead

At this time, we believe the domestic real estate industry continues to offer opportunity for solid performance ahead, even after it registered strong results in 2014. We subscribe to the consensus view that the U.S. economy should continue to expand modestly during 2015, providing a favorable backdrop for real estate, which currently offers high occupancy rates and good pricing power. We also believe there is potential for healthy increases in REIT dividends, as payout ratios currently remain at historically low levels.

We recognize that interest rates may start to increase in 2015. A sharp and significant rise in rates could present a challenge to the REIT market, but we think a gradual increase in rates is more likely. We believe REITs can perform well even in a rising interest rate environment, assuming industry fundamentals remain solid and rate hikes are not dramatic.

As we enter a new year, REIT fundamentals look firm to us. Demand remains strong and leasing and rental activity is high, resulting in high net operating incomes. Meanwhile, new projects are coming on line at a modest rate and we think the market has the ability to absorb them without weakening overall fundamentals.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	97.4
Financials	97.4
Diversified REITs	11.5
Health Care REITs	4.2
Hotel & Resort REITs	11.1
Industrial REITs	7.2
Office REITs	17.8
Real Estate Management & Development	10.9
Residentials REITs	13.7
Specialized REITs	21.0
Money Market Funds	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Like real estate, real estate investment trusts (REITs) are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political, or regulatory occurrences. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014

Columbia Real Estate Equity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,101.20	1,018.95	6.57	6.31	1.24
Class B	1,000.00	1,000.00	1,096.80	1,015.17	10.52	10.11	1.99
Class C	1,000.00	1,000.00	1,097.10	1,015.17	10.52	10.11	1.99
Class I	1,000.00	1,000.00	1,104.00	1,021.17	4.24	4.08	0.80
Class K	1,000.00	1,000.00	1,101.70	1,019.66	5.83	5.60	1.10
Class R	1,000.00	1,000.00	1,099.90	1,017.69	7.89	7.58	1.49
Class R4	1,000.00	1,000.00	1,102.30	1,020.21	5.25	5.04	0.99
Class R5	1,000.00	1,000.00	1,102.70	1,020.92	4.50	4.33	0.85
Class W	1,000.00	1,000.00	1,101.20	1,018.95	6.57	6.31	1.24
Class Z	1,000.00	1,000.00	1,102.40	1,020.21	5.25	5.04	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014

Columbia Real Estate Equity Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.4%

Issuer	Shares	Value ($)
Financials 97.4%
Real Estate Investment Trusts (REITs) 97.4%
Diversified REITs 11.5%
Cousins Properties, Inc.	1,347,400	15,387,308
Duke Realty Corp.	1,388,500	28,047,700
Select Income REIT	93,900	2,292,099
Vornado Realty Trust	168,800	19,869,448
Total		65,596,555
Health Care REITs 4.2%
Healthcare Trust of America, Inc., Class A	437,950	11,798,373
Sabra Health Care REIT, Inc.	92,700	2,815,299
Ventas, Inc.	126,374	9,061,016
Total		23,674,688
Hotel & Resort REITs 11.1%
Host Hotels & Resorts, Inc.	1,544,056	36,702,211
RLJ Lodging Trust	524,100	17,573,073
Sunstone Hotel Investors, Inc.	555,100	9,164,701
Total		63,439,985
Industrial REITs 7.2%
First Industrial Realty Trust, Inc.	863,600	17,755,616
ProLogis, Inc.	546,469	23,514,561
Total		41,270,177
Office REITs 17.8%
Alexandria Real Estate Equities, Inc.	280,900	24,927,066
Boston Properties, Inc.	52,100	6,704,749
Coresite Realty Corp.	104,300	4,072,915
Digital Realty Trust, Inc.	102,000	6,762,600
Douglas Emmett, Inc.	415,800	11,808,720
Highwoods Properties, Inc.	364,300	16,131,204
Paramount Group, Inc. (a)	179,000	3,327,610
SL Green Realty Corp.	230,900	27,481,718
Total		101,216,582
Real Estate Management & Development 10.9%
American Tower Corp.	55,800	5,515,830
CubeSmart	301,270	6,649,029
Geo Group, Inc. (The)	139,900	5,646,364

Common Stocks (continued)

Issuer	Shares	Value ($)
Public Storage	189,659	35,058,466
Sovran Self Storage, Inc.	106,000	9,245,320
Total		62,115,009
Residentials REITs 13.7%
AvalonBay Communities, Inc.	71,879	11,744,310
Camden Property Trust	75,200	5,552,768
Education Realty Trust, Inc.	87,366	3,196,722
Equity LifeStyle Properties, Inc.	423,700	21,841,735
Equity Residential	82,000	5,890,880
Essex Property Trust, Inc.	85,200	17,602,320
Post Properties, Inc.	161,678	9,501,816
Sun Communities, Inc.	49,100	2,968,586
Total		78,299,137
Specialized REITs 21.0%
Brixmor Property Group, Inc.	189,300	4,702,212
General Growth Properties, Inc.	887,300	24,959,749
Ramco-Gershenson Properties Trust	314,800	5,899,352
Retail Properties of America, Inc., Class A	550,200	9,182,838
Simon Property Group, Inc.	369,854	67,354,112
Tanger Factory Outlet Centers, Inc.	204,100	7,543,536
Total		119,641,799
Total Real Estate Investment Trusts (REITS)		555,253,932
Total Financials		555,253,932
Total Common Stocks (Cost: $382,122,487)		555,253,932

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	15,052,887	15,052,887
Total Money Market Funds (Cost: $15,052,887)		15,052,887
Total Investments (Cost: $397,175,374)		570,306,819
Other Assets & Liabilities, Net		108,851
Net Assets		570,415,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,447,790	162,981,788	(149,376,691)	15,052,887	7,050	15,052,887

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Financials	555,253,932	—	—	555,253,932
Total Equity Securities	555,253,932	—	—	555,253,932
Mutual Funds
Money Market Funds	15,052,887	—	—	15,052,887
Total Mutual Funds	15,052,887	—	—	15,052,887
Total	570,306,819	—	—	570,306,819

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $382,122,487)	$555,253,932
Affiliated issuers (identified cost $15,052,887)	15,052,887
Total investments (identified cost $397,175,374)	570,306,819
Receivable for:
Capital shares sold	312,261
Dividends	2,650,865
Reclaims	102
Prepaid expenses	3,482
Trustees' deferred compensation plan	52,384
Total assets	573,325,913
Liabilities
Payable for:
Capital shares purchased	2,682,263
Investment management fees	10,766
Distribution and/or service fees	1,716
Transfer agent fees	93,415
Administration fees	927
Plan administration fees	24
Compensation of board members	3,686
Chief compliance officer expenses	72
Other expenses	64,990
Trustees' deferred compensation plan	52,384
Total liabilities	2,910,243
Net assets applicable to outstanding capital stock	$570,415,670
Represented by
Paid-in capital	$402,559,965
Excess of distributions over net investment income	(51,560)
Accumulated net realized loss	(5,224,167)
Unrealized appreciation (depreciation) on:
Investments	173,131,445
Foreign currency translations	(13)
Total — representing net assets applicable to outstanding capital stock	$570,415,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Statement of Assets and Liabilities (continued)

December 31, 2014

Class A
Net assets	$131,148,446
Shares outstanding	8,221,792
Net asset value per share	$15.95
Maximum offering price per share(a)	$16.92
Class B
Net assets	$2,732,114
Shares outstanding	170,878
Net asset value per share	$15.99
Class C
Net assets	$21,154,835
Shares outstanding	1,326,465
Net asset value per share	$15.95
Class I
Net assets	$45,809,029
Shares outstanding	2,861,966
Net asset value per share	$16.01
Class K
Net assets	$57,957
Shares outstanding	3,624
Net asset value per share	$15.99
Class R
Net assets	$9,922,325
Shares outstanding	622,548
Net asset value per share	$15.94
Class R4
Net assets	$94,778
Shares outstanding	5,849
Net asset value per share	$16.20
Class R5
Net assets	$157,274
Shares outstanding	9,865
Net asset value per share	$15.94
Class W
Net assets	$33,496
Shares outstanding	2,098
Net asset value per share(b)	$15.96
Class Z
Net assets	$359,305,416
Shares outstanding	22,488,747
Net asset value per share	$15.98

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$14,209,987
Dividends — affiliated issuers	7,050
Total income	14,217,037
Expenses:
Investment management fees	3,762,944
Distribution and/or service fees
Class A	299,813
Class B	31,511
Class C	192,416
Class R	44,746
Class W	99
Transfer agent fees
Class A	230,568
Class B	6,077
Class C	37,015
Class K	31
Class R	17,203
Class R4	1,821
Class R5	209
Class W	77
Class Z	630,837
Administration fees	324,853
Plan administration fees
Class K	153
Compensation of board members	33,621
Custodian fees	6,583
Printing and postage fees	60,345
Registration fees	116,187
Professional fees	44,425
Chief compliance officer expenses	279
Other	20,442
Total expenses	5,862,255
Expense reductions	(2,374)
Total net expenses	5,859,881
Net investment income	8,357,156
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	42,164,258
Net realized gain	42,164,258
Net change in unrealized appreciation (depreciation) on:
Investments	86,963,785
Foreign currency translations	(14)
Net change in unrealized appreciation	86,963,771
Net realized and unrealized gain	129,128,029
Net increase in net assets resulting from operations	$137,485,185

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$8,357,156	$7,085,674
Net realized gain	42,164,258	55,937,295
Net change in unrealized appreciation (depreciation)	86,963,771	(60,152,351)
Net increase in net assets resulting from operations	137,485,185	2,870,618
Distributions to shareholders
Net investment income
Class A	(1,647,804)	(1,342,140)
Class B	(18,925)	(17,765)
Class C	(120,327)	(81,056)
Class I	(1,133,368)	(1,087,864)
Class K	(893)	(1,030)
Class R	(101,779)	(71,979)
Class R4	(8,696)	(98)
Class R5	(1,314)	(14,509)
Class W	(514)	(113,277)
Class Z	(5,329,166)	(4,943,142)
Net realized gains
Class A	(4,493,133)	(8,950,011)
Class B	(101,322)	(317,466)
Class C	(721,091)	(1,571,133)
Class I	(1,416,585)	(3,883,726)
Class K	(2,021)	(6,051)
Class R	(349,373)	(607,373)
Class R4	(3,159)	(1,270)
Class R5	(4,923)	(134,472)
Class W	(1,237)	(113,669)
Class Z	(12,469,029)	(26,114,063)
Total distributions to shareholders	(27,924,659)	(49,372,094)
Decrease in net assets from capital stock activity	(12,127,923)	(89,164,006)
Total increase (decrease) in net assets	97,432,603	(135,665,482)
Net assets at beginning of year	472,983,067	608,648,549
Net assets at end of year	$570,415,670	$472,983,067
Excess of distributions over net investment income	$(51,560)	$(45,930)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	2,158,461	31,755,236	1,847,638	27,556,231
Distributions reinvested	376,325	5,807,434	736,139	9,807,398
Redemptions	(2,476,738)	(36,464,049)	(2,253,850)	(33,329,228)
Net increase	58,048	1,098,621	329,927	4,034,401
Class B shares
Subscriptions	11,896	176,159	36,848	554,793
Distributions reinvested	7,500	116,565	24,395	325,060
Redemptions(a)	(121,990)	(1,779,959)	(159,236)	(2,349,088)
Net decrease	(102,594)	(1,487,235)	(97,993)	(1,469,235)
Class C shares
Subscriptions	258,917	3,838,340	378,984	5,688,055
Distributions reinvested	42,976	667,642	99,382	1,318,735
Redemptions	(365,356)	(5,298,498)	(552,622)	(8,040,841)
Net decrease	(63,463)	(792,516)	(74,256)	(1,034,051)
Class I shares
Subscriptions	4,905,757	71,414,732	744,840	10,766,076
Distributions reinvested	167,509	2,549,596	367,681	4,968,904
Redemptions	(5,785,793)	(87,606,989)	(2,416,603)	(34,964,600)
Net decrease	(712,527)	(13,642,661)	(1,304,082)	(19,229,620)
Class K shares
Distributions reinvested	168	2,587	338	4,513
Redemptions	(2,042)	(29,775)	(2)	(30)
Net increase (decrease)	(1,874)	(27,188)	336	4,483
Class R shares
Subscriptions	220,547	3,230,740	320,062	4,700,969
Distributions reinvested	20,712	320,292	36,160	480,709
Redemptions	(196,072)	(2,916,998)	(206,487)	(3,027,888)
Net increase	45,187	634,034	149,735	2,153,790
Class R4 shares
Subscriptions	230,796	3,213,349	1,026	15,363
Distributions reinvested	797	11,705	85	1,127
Redemptions	(227,030)	(3,422,966)	—	—
Net increase	4,563	(197,912)	1,111	16,490

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	8,221	126,580	120,201	1,788,074
Distributions reinvested	390	6,074	11,273	148,708
Redemptions	(132,767)	(1,895,973)	(13)	(197)
Net increase (decrease)	(124,156)	(1,763,319)	131,461	1,936,585
Class W shares
Subscriptions	139	1,833	340,941	5,080,833
Distributions reinvested	103	1,579	15,803	226,342
Redemptions	(2,524)	(35,644)	(1,009,157)	(14,348,211)
Net decrease	(2,282)	(32,232)	(652,413)	(9,041,036)
Class Z shares
Subscriptions	4,314,381	63,795,199	5,443,882	79,982,772
Distributions reinvested	649,225	10,015,546	1,279,967	17,114,474
Redemptions	(4,734,810)	(69,728,260)	(11,185,249)	(163,633,059)
Net increase (decrease)	228,796	4,082,485	(4,461,400)	(66,535,813)
Total net decrease	(670,302)	(12,127,923)	(5,977,574)	(89,164,006)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.98		$14.35		$12.69		$12.41		$10.07
Income from investment operations:
Net investment income	0.20		0.16		0.21		0.18		0.12
Net realized and unrealized gain (loss)	3.54		(0.20)		1.92		0.59		2.48
Total from investment operations	3.74		(0.04)		2.13		0.77		2.60
Less distributions to shareholders:
Net investment income	(0.20)		(0.17)		(0.21)		(0.19)		(0.26)
Net realized gains	(0.57)		(1.16)		(0.26)		(0.32)		—
Total distributions to shareholders	(0.77)		(1.33)		(0.47)		(0.51)		(0.26)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(a)	0.02		—
Net asset value, end of period	$15.95		$12.98		$14.35		$12.69		$12.41
Total return	29.08%		(0.37%)		16.92%		6.59%		26.04	%(b)
Ratios to average net assets(c)
Total gross expenses	1.24%		1.28%		1.31	%(d)	1.26%		1.27	%(d)
Total net expenses(e)	1.24	%(f)	1.28	%(f)	1.30	%(d)(f)	1.24	%(f)	1.27	%(d)(f)
Net investment income	1.38%		1.07%		1.49%		1.44%		1.04%
Supplemental data
Net assets, end of period (in thousands)	$131,148		$105,995		$112,410		$99,335		$27,511
Portfolio turnover	35%		80%		65%		72%		108%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$13.01		$14.38		$12.71		$12.43		$10.09
Income from investment operations:
Net investment income	0.08		0.04		0.10		0.08		0.02
Net realized and unrealized gain (loss)	3.56		(0.19)		1.94		0.58		2.50
Total from investment operations	3.64		(0.15)		2.04		0.66		2.52
Less distributions to shareholders:
Net investment income	(0.09)		(0.06)		(0.11)		(0.09)		(0.18)
Net realized gains	(0.57)		(1.16)		(0.26)		(0.32)		—
Total distributions to shareholders	(0.66)		(1.22)		(0.37)		(0.41)		(0.18)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(a)	0.03		—
Net asset value, end of period	$15.99		$13.01		$14.38		$12.71		$12.43
Total return	28.14%		(1.13%)		16.10%		5.76%		25.07	%(b)
Ratios to average net assets(c)
Total gross expenses	1.99%		2.03%		2.05	%(d)	2.02%		2.02	%(d)
Total net expenses(e)	1.99	%(f)	2.03	%(f)	2.05	%(d)(f)	2.01	%(f)	2.02	%(d)(f)
Net investment income	0.53%		0.26%		0.68%		0.61%		0.21%
Supplemental data
Net assets, end of period (in thousands)	$2,732		$3,559		$5,341		$7,274		$2,986
Portfolio turnover	35%		80%		65%		72%		108%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.98		$14.34		$12.68		$12.40		$10.07
Income from investment operations:
Net investment income	0.09		0.04		0.10		0.08		0.03
Net realized and unrealized gain (loss)	3.54		(0.18)		1.93		0.59		2.48
Total from investment operations	3.63		(0.14)		2.03		0.67		2.51
Less distributions to shareholders:
Net investment income	(0.09)		(0.06)		(0.11)		(0.09)		(0.18)
Net realized gains	(0.57)		(1.16)		(0.26)		(0.32)		—
Total distributions to shareholders	(0.66)		(1.22)		(0.37)		(0.41)		(0.18)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(a)	0.02		—
Net asset value, end of period	$15.95		$12.98		$14.34		$12.68		$12.40
Total return	28.13%		(1.08%)		16.06%		5.77%		25.02	%(b)
Ratios to average net assets(c)
Total gross expenses	1.99%		2.03%		2.06	%(d)	2.01%		2.02	%(d)
Total net expenses(e)	1.99	%(f)	2.03	%(f)	2.05	%(d)(f)	2.00	%(f)	2.02	%(d)(f)
Net investment income	0.62%		0.30%		0.72%		0.67%		0.28%
Supplemental data
Net assets, end of period (in thousands)	$21,155		$18,045		$21,001		$19,802		$6,900
Portfolio turnover	35%		80%		65%		72%		108%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class I	2014	2013	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$13.03	$14.39	$12.72		$12.42		$11.77
Income from investment operations:
Net investment income	0.25	0.22	0.27		0.21		0.07
Net realized and unrealized gain (loss)	3.56	(0.18)	1.93		0.62		0.70
Total from investment operations	3.81	0.04	2.20		0.83		0.77
Less distributions to shareholders:
Net investment income	(0.26)	(0.24)	(0.27)		(0.24)		(0.12)
Net realized gains	(0.57)	(1.16)	(0.26)		(0.32)		—
Total distributions to shareholders	(0.83)	(1.40)	(0.53)		(0.56)		(0.12)
Redemption fees:
Redemption fees added to paid-in capital	—	—	0.00	(b)	0.03		—
Net asset value, end of period	$16.01	$13.03	$14.39		$12.72		$12.42
Total return	29.61%	0.21%	17.48%		7.19%		6.52	%(c)
Ratios to average net assets(d)
Total gross expenses	0.80%	0.80%	0.84	%(e)	0.80%		0.96	%(e)(f)
Total net expenses(g)	0.80%	0.80%	0.84	%(e)	0.80	%(h)	0.96	%(e)(f)(h)
Net investment income	1.70%	1.47%	1.95%		1.65%		2.34	%(f)
Supplemental data
Net assets, end of period (in thousands)	$45,809	$46,560	$70,213		$68,508		$35,388
Portfolio turnover	35%	80%	65%		72%		108%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class K	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$13.02	$14.38	$12.72		$12.73
Income from investment operations:
Net investment income	0.22	0.19	0.23		0.18
Net realized and unrealized gain (loss)	3.54	(0.19)	1.93		0.31
Total from investment operations	3.76	—	2.16		0.49
Less distributions to shareholders:
Net investment income	(0.22)	(0.20)	(0.24)		(0.20)
Net realized gains	(0.57)	(1.16)	(0.26)		(0.32)
Total distributions to shareholders	(0.79)	(1.36)	(0.50)		(0.52)
Redemption fees:
Redemption fees added to paid-in capital	—	—	0.00	(b)	0.02
Net asset value, end of period	$15.99	$13.02	$14.38		$12.72
Total return	29.17%	(0.10%)	17.09%		4.24%
Ratios to average net assets(c)
Total gross expenses	1.10%	1.10%	1.13	%(d)	1.12	%(e)
Total net expenses(f)	1.10%	1.10%	1.13	%(d)	1.12	%(e)(g)
Net investment income	1.50%	1.26%	1.64%		1.66	%(e)
Supplemental data
Net assets, end of period (in thousands)	$58	$72	$74		$75
Portfolio turnover	35%	80%	65%		72%

Notes to Financial Highlights

(a)  Based on operations from March 07, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class R	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.97		$14.34		$12.67		$12.40		$11.75
Income from investment operations:
Net investment income (loss)	0.17		0.13		0.17		0.16		(0.07)
Net realized and unrealized gain (loss)	3.53		(0.21)		1.94		0.56		0.82
Total from investment operations	3.70		(0.08)		2.11		0.72		0.75
Less distributions to shareholders:
Net investment income	(0.16)		(0.13)		(0.18)		(0.16)		(0.10)
Net realized gains	(0.57)		(1.16)		(0.26)		(0.32)		—
Total distributions to shareholders	(0.73)		(1.29)		(0.44)		(0.48)		(0.10)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(b)	0.03		—
Net asset value, end of period	$15.94		$12.97		$14.34		$12.67		$12.40
Total return	28.78%		(0.62%)		16.74%		6.25%		6.36	%(c)
Ratios to average net assets(d)
Total gross expenses	1.49%		1.53%		1.55	%(e)	1.51%		1.76	%(e)(f)
Total net expenses(g)	1.49	%(h)	1.53	%(h)	1.55	%(e)(h)	1.49	%(h)	1.76	%(e)(f)(h)
Net investment income (loss)	1.15%		0.87%		1.20%		1.29%		(2.20	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$9,922		$7,491		$6,131		$6,004		$3
Portfolio turnover	35%		80%		65%		72%		108%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class R4	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$13.18		$14.56		$14.28
Income from investment operations:
Net investment income	0.25		0.25		(0.00	)(b)
Net realized and unrealized gain (loss)	3.57		(0.25)		0.58
Total from investment operations	3.82		—		0.58
Less distributions to shareholders:
Net investment income	(0.23)		(0.22)		(0.04)
Net realized gains	(0.57)		(1.16)		(0.26)
Total distributions to shareholders	(0.80)		(1.38)		(0.30)
Net asset value, end of period	$16.20		$13.18		$14.56
Total return	29.31%		(0.09%)		4.08%
Ratios to average net assets(c)
Total gross expenses	1.00%		1.04%		1.07	%(d)(e)
Total net expenses(f)	0.99	%(g)	1.04	%(g)	1.07	%(d)(e)
Net investment income (loss)	1.71%		1.74%		(0.01	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$95		$17		$3
Portfolio turnover	35%		80%		65%

Notes to Financial Highlights

(a)  Based on operations from November 08, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class R5	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$12.98	$14.35	$12.71		$12.73
Income from investment operations:
Net investment income	0.11	0.31	0.21		0.21
Net realized and unrealized gain (loss)	3.68	(0.29)	1.96		0.31
Total from investment operations	3.79	0.02	2.17		0.52
Less distributions to shareholders:
Net investment income	(0.26)	(0.23)	(0.27)		(0.24)
Net realized gains	(0.57)	(1.16)	(0.26)		(0.32)
Total distributions to shareholders	(0.83)	(1.39)	(0.53)		(0.56)
Redemption fees:
Redemption fees added to paid-in capital	—	—	0.00	(b)	0.02
Net asset value, end of period	$15.94	$12.98	$14.35		$12.71
Total return	29.50%	0.09%	17.24%		4.47%
Ratios to average net assets(c)
Total gross expenses	0.85%	0.86%	0.84	%(d)	0.79	%(e)
Total net expenses(f)	0.85%	0.86%	0.84	%(d)	0.79	%(e)(g)
Net investment income	0.82%	2.21%	1.52%		1.99	%(e)
Supplemental data
Net assets, end of period (in thousands)	$157	$1,739	$37		$3,463
Portfolio turnover	35%	80%	65%		72%

Notes to Financial Highlights

(a)  Based on operations from March 07, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class W	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.99		$14.36		$12.69		$12.41		$11.75
Income from investment operations:
Net investment income (loss)	0.18		0.12		0.24		0.18		(0.05)
Net realized and unrealized gain (loss)	3.56		(0.16)		1.90		0.59		0.81
Total from investment operations	3.74		(0.04)		2.14		0.77		0.76
Less distributions to shareholders:
Net investment income	(0.20)		(0.17)		(0.21)		(0.19)		(0.10)
Net realized gains	(0.57)		(1.16)		(0.26)		(0.32)		—
Total distributions to shareholders	(0.77)		(1.33)		(0.47)		(0.51)		(0.10)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(b)	0.02		—
Net asset value, end of period	$15.96		$12.99		$14.36		$12.69		$12.41
Total return	29.06%		(0.36%)		17.00%		6.58%		6.51	%(c)
Ratios to average net assets(d)
Total gross expenses	1.24%		1.27%		1.32	%(e)	1.27%		1.22	%(e)(f)
Total net expenses(g)	1.24	%(h)	1.27	%(h)	1.31	%(e)(h)	1.24	%(h)	1.22	%(e)(f)(h)
Net investment income (loss)	1.22%		0.79%		1.69%		1.41%		(1.64	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$33		$57		$9,432		$6		$3
Portfolio turnover	35%		80%		65%		72%		108%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$13.00		$14.37		$12.70		$12.43		$10.09
Income from investment operations:
Net investment income	0.24		0.19		0.25		0.19		0.14
Net realized and unrealized gain (loss)	3.54		(0.19)		1.93		0.60		2.49
Total from investment operations	3.78		—		2.18		0.79		2.63
Less distributions to shareholders:
Net investment income	(0.23)		(0.21)		(0.25)		(0.22)		(0.29)
Net realized gains	(0.57)		(1.16)		(0.26)		(0.32)		—
Total distributions to shareholders	(0.80)		(1.37)		(0.51)		(0.54)		(0.29)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(a)	0.02		—
Net asset value, end of period	$15.98		$13.00		$14.37		$12.70		$12.43
Total return	29.43%		(0.10%)		17.28%		6.73%		26.29	%(b)
Ratios to average net assets(c)
Total gross expenses	0.99%		1.03%		1.06	%(d)	1.03%		1.02	%(d)
Total net expenses(e)	0.99	%(f)	1.03	%(f)	1.05	%(d)(f)	1.01	%(f)	1.02	%(d)(f)
Net investment income	1.63%		1.26%		1.76%		1.52%		1.23%
Supplemental data
Net assets, end of period (in thousands)	$359,305		$289,448		$384,007		$303,881		$304,497
Portfolio turnover	35%		80%		65%		72%		108%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Real Estate Equity Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Real Estate Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Annual Report 2014

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2014

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended December 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.19
Class R5	0.05
Class W	0.19
Class Z	0.19

Annual Report 2014

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended December 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $2,374.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At December 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $24,387. The liability remaining at December 31, 2014 for non-recurring charges associated with the lease amounted to $14,299 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $145,407 for Class A, $1,439 for Class B and $1,820 for Class C shares for the year ended December 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class A	1.32%	1.34%
Class B	2.07	2.09
Class C	2.07	2.09
Class I	0.91	0.92
Class K	1.21	1.22
Class R	1.57	1.59
Class R4	1.07	1.09
Class R5	0.96	0.97
Class W	1.32	1.34
Class Z	1.07	1.09

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual

Annual Report 2014

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses and Trustees' deferred compensation.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$8,362,786	$7,672,860
Long-term capital gains	19,561,873	41,699,234
Total	$27,924,659	$49,372,094

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$18,097,727
Capital loss carryforwards	(21,816,217)
Net unrealized appreciation	$171,625,768

At December 31, 2014, the cost of investments for federal income tax purposes was $398,681,051 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$172,061,841
Unrealized depreciation	(436,073)
Net unrealized appreciation	$171,625,768

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	6,294,337
2016	10,496,317
2017	5,025,563
Total	21,816,217

For the year ended December 31, 2014, $6,966,060 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $184,904,325 and $225,975,390, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, two unaffiliated shareholders of record owned 40.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2014

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Real Estate Sector Risk

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund's portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with

Annual Report 2014

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Real Estate Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Real Estate Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Real Estate Equity Fund (the "Fund", a series of Columbia Funds Series Trust I) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 23, 2015

Annual Report 2014

Columbia Real Estate Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	3.20%
Dividends Received Deduction	3.20%
Capital Gain Dividend	$36,650,209

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014

Columbia Real Estate Equity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014

Columbia California Tax-Exempt Fund

Columbia Real Estate Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014

Columbia Real Estate Equity Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014

Columbia Real Estate Equity Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014

Columbia Real Estate Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Real Estate Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN212_12_E01_(02/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$23,300	$23,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$5,800	$4,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$325,000	$135,000

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$331,200	$140,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 23, 2015